ING PARTNERS, INC.

ING Davis New York Venture Portfolio

(“Portfolio”)

Supplement dated November 18, 2009

to the Portfolio’s Adviser Class, Initial Class, Service Class and Service 2 Class

Statement of Additional Information (“SAI”) dated May 1, 2009

Effective September 1, 2009, Directed Services LLC, the Portfolio’s adviser, has agreed to waive a portion of the Portfolio’s advisory fee and revise the sub-advisory fee payable to Davis Selected Advisers, L.P. The Portfolio’s SAI is revised as follows:

1.             In reference to the Portfolio, the following Footnote (4) is added to the table entitled “Advisory Fees,” in the section entitled “Adviser,” beginning on page 84 of the SAI:

(4)           Pursuant to a waiver agreement, DSL has agreed to lower the advisory fee for ING Davis New York Venture Portfolio so that the advisory fee payable to DSL will be waived in amounts equal to 50% of the savings to DSL resulting from the implementation of the Portfolio’s sub-advisory fee reduction for the period from September 1, 2009 through May 1, 2011. There is no guarantee that this agreement will continue after that date.  The agreement will only be renewed if DSL elects to renew it.

2.             The information relating to the Portfolio in the table entitled “Sub-Advisory Fees,” in the section entitled “Sub-Advisers,” beginning on page 86 of the SAI is deleted and replaced with the following:

Portfolio(1)	Sub-Advisory Fee
ING Davis New York Venture Portfolio	0.40% on the first $150 million of the Portfolio’s average daily net assets; and 0.35% of the Portfolio’s average daily net assets in excess of $150 million.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE